                                                                  EXHIBIT (a)(2)

                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                                       OF
                             ST. JUDE MEDICAL, INC.
           PURSUANT TO THE OFFER TO PURCHASE DATED FEBRUARY 12, 1998


  THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT,
      NEW YORK CITY TIME, ON THURSDAY, MARCH 12, 1998, UNLESS THE OFFER IS
                                   EXTENDED.


                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

               By Mail:                          By Overnight Courier:


   American Stock Transfer & Trust          American Stock Transfer & Trust
               Company                                  Company
            40 Wall Street                           40 Wall Street
       New York, New York 10005                 New York, New York 10005

                                    By Hand:

                    American Stock Transfer & Trust Company
                           40 Wall Street, 46th Floor
                            New York, New York 10005

 Facsimile for Eligible Institutions:            Confirm by Telephone:


            (718) 234-5001                           (800) 937-5449
                                                     (718) 921-8200

           DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)
--------------------------------------------------------------------------------

NAME(S) AND ADDRESS(ES) OF
   REGISTERED HOLDER(S)
(PLEASE FILL IN EXACTLY AS
   NAME(S) APPEAR(S) ON              SHARES TENDERED (ATTACH ADDITIONAL
     CERTIFICATE(S))                      SIGNED LIST IF NECESSARY)
-----------------------------------------------------------------------------
                                               TOTAL NUMBER OF
                                                   SHARES            NUMBER
                               CERTIFICATE       REPRESENTED        OF SHARES
                               NUMBER(S)*     BY CERTIFICATE(S)    TENDERED**
                                        -------------------------------------
                                        -------------------------------------
                                        -------------------------------------
                                        -------------------------------------
                                        -------------------------------------
                              TOTAL SHARES

--------------------------------------------------------------------------------

   Indicate in this box the order (by certificate number) in which shares are to be purchased in the event of proration.*** (Attach additional signed list if necessary.)
   See Instruction 14
   1st:     ; 2nd:    ; 3rd:     ; 4th:    ; 5th:

--------------------------------------------------------------------------------

 [_] Check here if any of the Share certificates that you own have been lost, stolen or destroyed. See Instruction
 15. Number of Shares represented by lost, stolen or destroyed Share certificates:

--------------------------------------------------------------------------------

   * Need not be completed by shareholders tendering Shares by book-entry transfer.
  ** Unless otherwise indicated, it will be assumed that all Shares represented by each Share certificate delivered to the Depositary are being tendered hereby. See Instruction 4.
 *** If you do not designate an order, then in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 14.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.

     PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL
                                  CAREFULLY.

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE DEPOSITORY TRUST COMPANY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

  This Letter of Transmittal is to be used only if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below).

  Shareholders who cannot deliver their Share certificates and any other documents required to the Depositary by the Expiration Time (as defined in the Offer to Purchase) must tender their Shares using the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

  [_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER TO THE DEPOSITARY'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution ______________________________________________

  Account No. at DTC _________________________________________________________

  Transaction Code No. _______________________________________________________

  [_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
     OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s) ____________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  Name of Institution that Guaranteed Delivery _______________________________

      If delivery is by book-entry transfer:

  Name of Tendering Institution ______________________________________________

  Account No. at DTC _________________________________________________________

  Transaction Code No. _______________________________________________________

Ladies and Gentlemen:

  The undersigned hereby tenders to St. Jude Medical, Inc., a Minnesota corporation (the "Company"), the above-described shares of its common stock, par value $.10 per share (the "Shares"), including the associated Preferred Stock Purchase Rights (the "Rights"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 12, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). Unless the Rights are redeemed by the Company or become separately tradeable prior to the Expiration Time (as defined in the Offer to Purchase), a tender of Shares will also constitute a tender of the associated Rights. Unless the context otherwise requires, all references to Shares shall include the associated Rights.

  Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

    (i) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares;

    (ii) present certificates for such Shares for cancellation and transfer on the books of the Company; and

    (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

  The undersigned represents and warrants to the Company that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions will constitute the undersigned's representation and warranty to the Company that (i) the undersigned has a net long position in the Shares or equivalent securities being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

  The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, the number of Shares that the undersigned wishes to tender and the purchase price at which such Shares are being tendered should be indicated in the appropriate boxes on this Letter of Transmittal.

  The undersigned understands that the Company, upon the terms and subject to the conditions of the Offer, will determine a single per Share price not in excess of $39.00 nor less than $32.00 per Share, net to the Seller in cash (the "Purchase Price"), that it will pay for Shares validly tendered and not withdrawn pursuant to the Offer, taking into account the number of Shares so tendered and the prices specified by tendering shareholders. The undersigned understands that the Company will select the lowest Purchase Price that will allow it to buy 8,000,000 Shares (or such lesser number of Shares as are validly tendered and not withdrawn at prices not in excess of $39.00 nor less than $32.00 per Share) pursuant to the Offer. The undersigned understands that all Shares validly tendered at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, net to the seller in cash, upon the terms and subject to the conditions of the Offer, including its proration terms, and that the Company will return all other Shares, including Shares tendered at prices greater than the Purchase Price and not withdrawn and Shares not purchased because of proration.

  The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at DTC designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail such check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

  The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

                          PRICE (IN DOLLARS) PER SHARE
                       AT WHICH SHARES ARE BEING TENDERED

--------------------------------------------------------------------------------

   IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE, A SEPARATE LETTER OF
               TRANSMITTAL FOR EACH PRICE SPECIFIED MUST BE USED.
                              (See Instruction 5)

--------------------------------------------------------------------------------

  CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED (EXCEPT AS PROVIDED IN THE ODD LOTS BOX AND INSTRUCTIONS BELOW), THERE IS NO
                            VALID TENDER OF SHARES.

--------------------------------------------------------------------------------

   [_] $ 32.000    [_] $ 33.500     [_] $ 35.000     [_] $ 36.375     [_] $ 37.750
   [_] $ 32.125    [_] $ 33.625     [_] $ 35.125     [_] $ 36.500     [_] $ 37.875
   [_] $ 32.250    [_] $ 33.750     [_] $ 35.250     [_] $ 36.625     [_] $ 38.000
   [_] $ 32.375    [_] $ 33.875     [_] $ 35.375     [_] $ 36.750     [_] $ 38.125
   [_] $ 32.500    [_] $ 34.000     [_] $ 35.500     [_] $ 36.875     [_] $ 38.250
   [_] $ 32.625    [_] $ 34.125     [_] $ 35.625     [_] $ 37.000     [_] $ 38.375
   [_] $ 32.750    [_] $ 34.250     [_] $ 35.750     [_] $ 37.125     [_] $ 38.500
   [_] $ 32.875    [_] $ 34.375     [_] $ 35.875     [_] $ 37.250     [_] $ 38.625
   [_] $ 33.000    [_] $ 34.500     [_] $ 36.000     [_] $ 37.375     [_] $ 38.750
   [_] $ 33.125    [_] $ 34.625     [_] $ 36.125     [_] $ 37.500     [_] $ 38.875
   [_] $ 33.250    [_] $ 34.750     [_] $ 36.250     [_] $ 37.625     [_] $ 39.000
   [_] $ 33.375    [_] $ 34.875



                                    ODD LOTS
                              (SEE INSTRUCTION 9)

   This section is to be completed ONLY if Shares are being tendered by or on behalf of a person who owns beneficially, as of the close of business on February 11, 1998, and who continues to own beneficially as of the Expiration Time, an aggregate of fewer than 100 Shares (excluding Restricted Shares (as defined in the Offer to Purchase)).

   The undersigned either (check one box):

  [_] owned beneficially, as of the close of business on February 11, 1998, and continues to own beneficially as of the Expiration Time, an aggregate of fewer than 100 Shares (excluding Restricted Shares), all of which are being tendered, or

  [_] is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially, as of the close of business on February 11, 1998 and continues to own beneficially as of the Expiration Time, an aggregate of fewer than 100 Shares (excluding Restricted Shares), and is tendering all of such Shares.

--------------------------------------------------------------------------------

   If you do not wish to specify a purchase price, check the following box, in which case you will be deemed to have tendered at the Purchase Price determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share in the box entitled "Price (In Dollars) Per Share At Which Shares are Being Tendered" in this Letter of Transmittal). [_]

 SPECIAL PAYMENT INSTRUCTIONS (SEE           SPECIAL DELIVERY INSTRUCTIONS
      INSTRUCTIONS 6, 7 AND 8)                 (SEE INSTRUCTIONS 6 AND 8)


  To be completed ONLY if the               To be completed ONLY if the
 check for the aggregate Purchase          check for the Purchase Price of
 Price of Shares purchased and/or          Shares purchased and/or certifi-
 certificates for Shares not ten-          cates for Shares not tendered or
 dered or not purchased are to be          not purchased are to be mailed to
 issued in the name of someone             someone other than the under-
 other than the undersigned.               signed or to the undersigned at
                                           an address other than that shown
                                           below the undersigned's signa-
                                           ture(s).

 Issue  [_] check
 and/or  [_] certificate(s) to:


 Name _____________________________        Mail  [_] check
 ----------------------------------        and/or  [_] certificates to:
           (Please Print)                  Name______________________________
 Address __________________________        ----------------------------------
 ----------------------------------                  (Please Print)
                 (Include Zip Code)        Address __________________________
 ----------------------------------        ----------------------------------
    (Taxpayer Identification or                            (Include Zip Code)
        Social Security No.)


                                PLEASE SIGN HERE
                     (TO BE COMPLETED BY ALL SHAREHOLDERS)

 Signature(s) of Owner(s) ______________________________

 Dated:      , 1998

 Name(s) _______________________________________________
                       (Please Print)

 Capacity (full title) _________________________________

 Address _______________________________________________

 _______________________________________________________

 _______________________________________________________
                                    (Include Zip Code)

 Area Code and Telephone No. ___________________________

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

 Name of Firm __________________________________________

 Authorized Signature __________________________________

 Name __________________________________________________
                       (Please Print)

 Title _________________________________________________

 Address _______________________________________________
                                    (Include Zip Code)

 Area Code and Telephone No. ___________________________

 Dated:      , 1998

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch or agency in the United States that is a member of one of the Stock Transfer Association's approved medallion programs (such as Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program) (each of the foregoing being referred to as an "Eligible Institution"), unless
(i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in DTC's system whose name appears on a security position listing as the owner of the Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

  2. Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used either if Share certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth on the front page of this Letter of Transmittal prior to the Expiration Time. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

  Shareholders whose Share certificates are not immediately available, who cannot deliver their Shares and all other required documents to the Depositary or who cannot complete the procedures for delivery by book-entry transfer prior to the Expiration Time may tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Time, and (iii) the certificates for all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

  THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, THE LETTER OF TRANSMITTAL, AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

  4. Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of

Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Indication of Price At Which Shares Are Being Tendered. For Shares to be validly tendered, the shareholder must check the box indicating the price per Share at which such shareholder is tendering Shares under "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal, except that Odd Lot Owners (as defined in Section 2 of the Offer to Purchase) may check the box above in the section entitled "Odd Lots" indicating that such shareholder is tendering all Shares at the Purchase Price determined by the Company. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR (OTHER THAN AS DESCRIBED ABOVE FOR ODD LOT OWNERS) IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES. A shareholder wishing to tender portions of such shareholder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such shareholder wishes to tender each such portion of such shareholder's Shares. The same Shares cannot be tendered (unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

  6. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

  7. Stock Transfer Taxes. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. Except as provided in this Instruction 7, it will not be necessary to affix transfer tax stamps to the certificates representing Shares tendered hereby.

  8. Special Payment and Delivery Instructions. If a check for the Purchase Price of any Shares tendered hereby is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder at DTC.

  9. Odd Lots. As described in Section 1 of the Offer to Purchase, if fewer than all Shares validly tendered at or below the Purchase Price and not withdrawn prior to the Expiration Time are to be purchased, the Shares purchased first will consist of all Shares tendered by any shareholder who owned beneficially, as of the close of business on February 11, 1998, and continues to own beneficially as of the Expiration Time, an aggregate of fewer than 100 Shares (excluding Restricted Shares) and who validly tendered all such Shares at or below the Purchase Price (including by not designating a purchase price as described above). Partial tenders of Shares will not qualify for this preference and this preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal and the Notice of Guaranteed Delivery, if any, is completed.

  10. Substitute Form W-9 and Form W-8. Under the United States federal income tax backup withholding rules, 31% of the gross proceeds payable to a shareholder or other payee pursuant to the Offer must be withheld and remitted to the United States Internal Revenue Service (the "IRS"), unless an exemption applies under applicable law and regulations or unless the shareholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Depositary, as payor, and certifies under penalties of perjury that such number is correct. Therefore, each tendering shareholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding. If the Depositary is not provided with the correct taxpayer identification number, the United States Holder (as defined in Section 14 of the Offer to Purchase) also may be subject to a penalty imposed by the IRS. If withholding results in an overpayment of taxes, a refund may be obtained. Certain "exempt recipients" (including, among others, all corporations and certain Non-United States Holders (as defined in Section 14 of the Offer to Purchase)) are not subject to these backup withholding and reporting requirements. In order for a Non-United States Holder to qualify as an exempt recipient, that shareholder must submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that shareholder's exempt status. Such statements can be obtained from the Depositary.

  11. Withholding on Non-United States Holders. Even if a Non-United States Holder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-United States Holder or his or her agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business within the United States. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-United States Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Depositary a properly completed and executed IRS Form 4224. The Depositary will determine a shareholder's status as a Non-United States Holder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-United States Holder meets the "complete termination," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Backup withholding generally will not apply to amounts subject to the 30% or a treaty-reduced rate of withholding. Non-United States Holders are urged to consult their own tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

  12. Questions and Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers or addresses listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be obtained from the Information Agent or the Dealer Manager. Shareholders may also contact their local broker, dealer, commercial bank or trust company for documents relating to, or assistance concerning, the Offer.

  13. Irregularities. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares or any particular shareholder. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Company, the Dealer Manager, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

  14. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the United States federal income tax treatment of any gain or loss on the Shares purchased. See Sections 1 and 14 of the Offer to Purchase.

  15. Lost, Destroyed or Stolen Certificates. If any Share certificate(s) have been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box provided in the box titled "Description of Shares Tendered" and indicating the number of Shares so lost, destroyed or stolen. The shareholder will then be instructed by the Depositary as to the steps that must be taken in order to replace such Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedure for replacing lost, destroyed or stolen Share certificate(s) has been followed.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF) TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION TIME. SHAREHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.

             PAYOR'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

                        PART 1: PLEASE PROVIDE YOUR    Social Security Number
 SUBSTITUTE             TIN IN THE BOX AT RIGHT AND          or Employer
 FORM W-9               CERTIFY BY SIGNING AND          Identification Number
                        DATING BELOW
                        PART 2: For Payees exempt from backup withholding,
                        see the enclosed Guidelines for Certification of
                        Taxpayer Identification Number on Substitute Form
                        NUMBER W-9 and complete as instructed therein.
                       --------------------------------------------------------
                        PART 3: Awaiting TIN [_]
                       --------------------------------------------------------
 PAYOR'S REQUEST FOR
 TAXPAYER IDENTIFICATION
 NUMBER (TIN)
                       --------------------------------------------------------
                        CERTIFICATION -- Under the penalties of perjury, I certify that (i) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and either
                        (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS center or Social Security
                        Administration office or (b) I intend to mail or deliver an application in the near future and (ii) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.
                        You must cross out Item (ii) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

                        SIGNATURE ___________________________ DATE _____, 1998
                        Name (Please Print) __________________________________
                        Address (Include Zip Code) ___________________________


  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me thereafter will be withheld until I provide a number.

 SIGNATURE ___________________________                      DATE ______, 1998

                    The Information Agent for the Offer is:

                        [Georgeson & Company Inc. Logo]

                               Wall Street Plaza
                            New York, New York 10005
                        Banks and Brokers Call Collect:
                                 (212) 440-9800
                           All Others Call Toll-Free:
                                 (800) 223-2064

                      The Dealer Manager for the Offer is:

                     CREDIT SUISSE FIRST BOSTON CORPORATION
                             Eleven Madison Avenue
                         New York, New York 10010-3629
                         Call Toll Free: (800) 646-4543